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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  February 28, 2000


                               TeleCorp PCS, Inc.
             (Exact name of Registrant as specified in its charter)


      Delaware                       005-58279                54-1872248
(State or other jurisdiction   (Commission File No.)       (I.R.S. Employer
 of incorporation)                                        Identification No.)




              1010 N. Glebe Road, Suite 800, Arlington, VA, 22201
          (Address of Principal Executive Offices, including Zip Code)


      Registrant's telephone number, including area code:  (703) 236-1100


                                      N/A
             (Former name or address if changed since last report.)


Item 5.  Other Events.

     On February 28, 2000, TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), and Tritel, Inc., a Delaware corporation ("Tritel"), announced the execution of a definitive agreement to merge. Additionally, TeleCorp separately announced the execution of a definitive agreement to exchange certain property with AT&T Wireless PCS, LLC. ("AT&T"). A copy of both press releases, dated February 28, 2000, are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) The following exhibits are filed with this report:


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
Exhibit Number          Description
--------------          -----------

     99.1        Joint Press Release of TeleCorp PCS, Inc. and Tritel, Inc.,
                    dated February 28, 2000.

     99.2        Joint Press Release of TeleCorp PCS, Inc. and AT&T Wireless
                    PCS, LLC, dated February 28, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
------------------



_______________________
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  February 28, 2000